UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-07044

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	06/30/2022

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.

SEMI-ANNUAL REPORT June 30, 2022

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2022, through June 30, 2022, as provided by portfolio manager Nick Pope of Newton Investment Management Limited, sub-adviser

Market and Fund Performance Overview

For the six-month period ended June 30, 2022, BNY Mellon Sustainable U.S. Equity Portfolio, Inc.’s (the “fund”) Initial shares produced a total return of −22.37%, and the fund’s Service shares returned −22.48%.1 In comparison, the fund’s benchmark, the S&P 500® Index (the “Index”), produced a total return of −19.96% for the same period.2

U.S. stocks lost ground during the reporting period under pressure from sharply increasing inflation, monetary tightening measures undertaken by the U.S. Federal Reserve (the “Fed”) and uncertainties related to Russia’s invasion of Ukraine. The fund underperformed the Index, largely due to lack of exposure to the energy sector.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies that demonstrate attractive investment attributes and sustainable business practices and have no material, unresolvable, environmental, social and governance (ESG) issues. The fund invests principally in common stocks, focusing on companies with market capitalizations of $5 billion or more at the time of purchase. The fund may invest up to 20% of its assets in the stocks of foreign companies, including up to 10% in the stocks of companies in emerging-market countries.

We use quantitative and qualitative fundamental analyses to identify attractively priced companies with good products, strong management and strategic direction that have adopted, or are making progress toward, a sustainable business approach. We employ an investment process that combines investment themes with fundamental research and analysis to select stocks for the fund’s portfolio.

Mounting Inflation Poses an Economic Challenge

The start of 2022 was the most challenging period faced by equity investors since the outbreak of the COVID-19 pandemic more than two years ago. While Russia’s invasion of Ukraine at the end of February was the defining geopolitical and economic event and an obvious catalyst for equity market weakness, equity indices had already been under considerable pressure throughout January. The proximate cause was tightening U.S. monetary policy, as the Fed, having been slow to act in addressing inflationary pressures, signaled that U.S. interest-rate increases would now come earlier, and potentially be more aggressive, than previously indicated. This course of action drove government bond yields steeply higher and, in the equity market, put acute pressure on higher-multiple equities.

Worries regarding a shift in global monetary policy continued to weigh on equities, with stretched valuations a cause for concern in the face of hawkish central banks. Renewed coronavirus-related lockdowns in China also weighed on investor sentiment earlier in the period, given the implications for economic growth and supply chains. The risk of recession loomed toward the end of the review period amid concerns regarding a more aggressive, Fed-led, global tightening cycle in response to heightened inflation.

Lack of Energy Exposure Detracts from Returns

Energy was the only benchmark sector to generate positive returns during the reporting period, gaining nearly 30% on sharply higher oil and gas prices driven by tight supply/demand conditions and exacerbated by the invasion of Ukraine. As most energy companies lacked characteristics consistent with the fund’s sustainable mandate, the fund held no exposure to the sector. This position alone more than accounted for the fund’s relative underperformance. In addition, stock selection weighed on relative performance in the consumer discretionary, health care and industrials sectors. An overweight position in information technology, disadvantaged by negative investor sentiment toward richly valued, growth-oriented stocks, also detracted. Notably weak individual holdings included athletic footwear and accessories maker NIKE, professional services company Accenture and financial software company Intuit.

Conversely, overweight exposure to utilities aided relative returns, as did underweight exposure to consumer discretionary. Stock picking proved particularly strong in communication services and information technology. Top individual holdings included beverage maker PepsiCo and electric utility CMS Energy. PepsiCo posted strong financial results for the first quarter of 2022, exhibiting stronger-than-expected sales growth, along with steady gross margins in the face of inflationary pressures. CMS Energy also issued better-than-expected first quarter earnings and raised 2022 guidance. The fund’s lack of exposure to Meta Platforms and NVIDIA, two struggling names that were significant components of the benchmark, also bolstered relative returns.

Seeing Opportunities Amid Current Challenges

The immediate outlook for the U.S. equity market has been clouded by a number of headwinds of late, which include concerns regarding the economic backdrop exacerbated by the impacts of the ongoing conflict in Ukraine, the apparent desire of central banks to persevere in a change in monetary-policy regime, and the spread of COVID-19 in China and consequent lockdowns. As the Fed weighs the need to curb inflation against the risk of plunging the economy into recession, the course policy makers choose to take will continue to be important for valuations.

We believe that the macroeconomic pressures we are witnessing, for all the short-term performance challenges they may present, are likely to support the structural need and demand for the types of products and services offered by the companies that the fund holds. For example, countries and companies are already starting to recognize the need to accelerate their moves toward renewable energy and to more localized supply chains in light of recent disruptions. An enhanced desire for efficient energy solutions strengthens the investment case for the likes of Trane Technologies and Ingersoll Rand, both newly added to the fund this year. We see many strengthening, sustainable themes that should provide the fund with investment opportunities for strong growth. Indeed, we will continue to take the opportunity to selectively add positions in highly sustainable businesses where valuations have come down in response to the current, volatile market environment.

July 15, 2022

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through April 29, 2023, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be and should not be interpreted as recommendations.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund’s consideration of ESG issues in the securities selection process may cause the fund to perform differently from funds that do not integrate consideration of ESG issues when selecting investments.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of BNY Mellon Sustainable U.S. Equity Portfolio, Inc., made available through insurance products, may be similar to those of other funds managed by BNY Mellon Investment Adviser, Inc. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other BNY Mellon Investment Adviser, Inc. fund.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Sustainable U.S. Equity Portfolio, Inc. from January 1, 2022 to June 30, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended June 30, 2022

	Initial Shares	Service Shares
Expenses paid per $1,000†	$2.99	$4.09
Ending value (after expenses)	$776.30	$775.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended June 30, 2022

	Initial Shares	Service Shares
Expenses paid per $1,000†	$3.41	$4.66
Ending value (after expenses)	$1,021.42	$1,020.18
†

Expenses are equal to the fund’s annualized expense ratio of .68% for Initial Shares and .93% for Service Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
June 30, 2022 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 98.5%
Banks - 4.8%
Citigroup	59,873		2,753,559
First Republic Bank	32,573		4,697,027
JPMorgan Chase & Co.	49,421		5,565,299
			13,015,885
Capital Goods - 4.4%
Ingersoll Rand	141,501		5,954,362
Trane Technologies	44,971		5,840,384
			11,794,746
Consumer Durables & Apparel - 2.5%
NIKE, Cl. B	66,405		6,786,591
Diversified Financials - 2.6%
The Goldman Sachs Group	23,353		6,936,308
Food & Staples Retailing - 3.2%
Costco Wholesale	17,810		8,535,977
Food, Beverage & Tobacco - 3.6%
PepsiCo	57,676		9,612,282
Health Care Equipment & Services - 9.8%
Abbott Laboratories	57,129		6,207,066
Edwards Lifesciences	65,416	[a]	6,220,407
Medtronic	81,979		7,357,615
The Cooper Companies	21,464		6,720,808
			26,505,896
Insurance - 3.0%
Chubb	41,546		8,167,113
Materials - 4.3%
Albemarle	32,617		6,816,301
Ecolab	30,414		4,676,457
			11,492,758
Media & Entertainment - 4.4%
Alphabet, Cl. A	5,476	[a]	11,933,628
Pharmaceuticals Biotechnology & Life Sciences - 6.2%
AbbVie	40,403		6,188,123
Eli Lilly & Co.	21,925		7,108,743
Merck & Co.	36,731		3,348,765
			16,645,631
Retailing - 4.7%
Amazon.com	118,676	[a]	12,604,578
Semiconductors & Semiconductor Equipment - 4.7%
Applied Materials	27,748		2,524,514
SolarEdge Technologies	13,394	[a]	3,665,670

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 98.5% (continued)
Semiconductors & Semiconductor Equipment - 4.7% (continued)
Texas Instruments		42,124		6,472,353
				12,662,537
Software & Services - 20.2%
Accenture, Cl. A		33,902		9,412,890
Fidelity National Information Services		44,904		4,116,350
Intuit		17,767		6,848,112
Mastercard, Cl. A		25,077		7,911,292
Microsoft		75,333		19,347,774
Salesforce		42,062	[a]	6,941,912
				54,578,330
Technology Hardware & Equipment - 9.0%
Apple		134,077		18,331,007
TE Connectivity		52,786		5,972,736
				24,303,743
Telecommunication Services - 2.8%
Verizon Communications		149,361		7,580,071
Transportation - 1.9%
Norfolk Southern		22,719		5,163,801
Utilities - 6.4%
CMS Energy		81,370		5,492,475
Eversource Energy		66,217		5,593,350
NextEra Energy		80,798		6,258,613
				17,344,438
Total Common Stocks (cost $200,405,952)				265,664,313
	1-Day Yield (%)
Investment Companies - 1.5%
Registered Investment Companies - 1.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $3,967,117)	1.48	3,967,117	[b]	3,967,117
Total Investments (cost $204,373,069)		100.0%		269,631,430
Liabilities, Less Cash and Receivables		(.0%)		(20,199)
Net Assets		100.0%		269,611,231

a Non-income producing security.

b Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	34.0
Health Care	16.0
Financials	10.4
Communication Services	7.2
Consumer Discretionary	7.2
Consumer Staples	6.7
Utilities	6.4
Industrials	6.3
Materials	4.3
Investment Companies	1.5
100.0

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 12/31/2021	Purchases ($)†	Sales ($)	Value ($) 6/30/2022	Dividends/ Distributions ($)
Registered Investment Companies - 1.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.5%	3,481,838	28,700,845	(28,215,566)	3,967,117	5,124

† Includes reinvested dividends/distributions.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2022 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	200,405,952	265,664,313
Affiliated issuers	3,967,117	3,967,117
Dividends receivable		169,798
Receivable for shares of Common Stock subscribed		47,824
Prepaid expenses		11,470
		269,860,522
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		152,217
Payable for shares of Common Stock redeemed		23,861
Directors’ fees and expenses payable		4,327
Other accrued expenses		68,886
		249,291
Net Assets ($)		269,611,231
Composition of Net Assets ($):
Paid-in capital		177,605,436
Total distributable earnings (loss)		92,005,795
Net Assets ($)		269,611,231

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	244,557,072	25,054,159
Shares Outstanding	5,823,028	606,454
Net Asset Value Per Share ($)	42.00	41.31

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2022 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	1,995,277
Affiliated issuers	5,124
Total Income	2,000,401
Expenses:
Management fee—Note 3(a)	914,942
Professional fees	54,387
Distribution fees—Note 3(b)	33,406
Prospectus and shareholders’ reports	26,951
Directors’ fees and expenses—Note 3(d)	13,208
Chief Compliance Officer fees—Note 3(c)	11,497
Custodian fees—Note 3(c)	3,843
Shareholder servicing costs—Note 3(c)	3,327
Loan commitment fees—Note 2	2,924
Miscellaneous	11,325
Total Expenses	1,075,810
Net Investment Income	924,591
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	26,007,070
Net change in unrealized appreciation (depreciation) on investments	(106,243,546)
Net Realized and Unrealized Gain (Loss) on Investments	(80,236,476)
Net (Decrease) in Net Assets Resulting from Operations	(79,311,885)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Operations ($):
Net investment income	924,591	1,464,941
Net realized gain (loss) on investments	26,007,070	20,900,847
Net change in unrealized appreciation (depreciation) on investments	(106,243,546)	55,727,274
Net Increase (Decrease) in Net Assets Resulting from Operations	(79,311,885)	78,093,062
Distributions ($):
Distributions to shareholders:
Initial Shares	(20,433,657)	(9,105,383)
Service Shares	(1,934,967)	(620,217)
Total Distributions	(22,368,624)	(9,725,600)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Initial Shares	6,482,995	14,996,495
Service Shares	3,039,215	8,532,661
Distributions reinvested:
Initial Shares	20,433,657	9,105,383
Service Shares	1,934,967	620,217
Cost of shares redeemed:
Initial Shares	(17,846,517)	(36,743,574)
Service Shares	(1,292,299)	(2,033,408)
Increase (Decrease) in Net Assets from Capital Stock Transactions	12,752,018	(5,522,226)
Total Increase (Decrease) in Net Assets	(88,928,491)	62,845,236
Net Assets ($):
Beginning of Period	358,539,722	295,694,486
End of Period	269,611,231	358,539,722
Capital Share Transactions (Shares):
Initial Shares
Shares sold	127,987	285,446
Shares issued for distributions reinvested	407,126	191,290
Shares redeemed	(365,069)	(699,072)
Net Increase (Decrease) in Shares Outstanding	170,044	(222,336)
Service Shares
Shares sold	65,349	165,009
Shares issued for distributions reinvested	39,169	13,216
Shares redeemed	(26,721)	(39,340)
Net Increase (Decrease) in Shares Outstanding	77,797	138,885

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

Six Months Ended June 30, 2022		Year Ended December 31,
Initial Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	58.08	47.24	39.30	30.73	40.27	37.86
Investment Operations:
Net investment income[a]	.15	.24	.39	.40	.41	.38
Net realized and unrealized gain (loss) on investments	(12.54)	12.17	8.47	9.85	(1.69)	5.14
Total from Investment Operations	(12.39)	12.41	8.86	10.25	(1.28)	5.52
Distributions:
Dividends from net investment income	(.25)	(.40)	(.44)	(.52)	(.71)	(.46)
Dividends from net realized gain on investments	(3.44)	(1.17)	(.48)	(1.16)	(7.55)	(2.65)
Total Distributions	(3.69)	(1.57)	(.92)	(1.68)	(8.26)	(3.11)
Net asset value, end of period	42.00	58.08	47.24	39.30	30.73	40.27
Total Return (%)	(22.37)[b]	27.00	24.14	34.36	(4.41)	15.33
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.68[c]	.67	.68	.68	.74	.80
Ratio of net expenses to average net assets	.68[c]	.67	.68	.68	.70	.77
Ratio of net investment income to average net assets	.63[c]	.46	.97	1.14	1.19	.99
Portfolio Turnover Rate	20.28[b]	13.23	24.81	25.43	51.68	119.51
Net Assets, end of period ($ x 1,000)	244,557	328,328	277,555	237,287	193,538	226,078

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended June 30, 2022		Year Ended December 31,
Service Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	57.15	46.54	38.71	30.30	39.80	37.46
Investment Operations:
Net investment income[a]	.09	.10	.29	.31	.32	.28
Net realized and unrealized gain (loss) on investments	(12.35)	11.99	8.38	9.71	(1.66)	5.08
Total from Investment Operations	(12.26)	12.09	8.67	10.02	(1.34)	5.36
Distributions:
Dividends from net investment income	(.14)	(.31)	(.36)	(.45)	(.61)	(.37)
Dividends from net realized gain on investments	(3.44)	(1.17)	(.48)	(1.16)	(7.55)	(2.65)
Total Distributions	(3.58)	(1.48)	(.84)	(1.61)	(8.16)	(3.02)
Net asset value, end of period	41.31	57.15	46.54	38.71	30.30	39.80
Total Return (%)	(22.48)[b]	26.68	23.86	34.01	(4.64)	15.04
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.93[c]	.92	.93	.93	.99	1.05
Ratio of net expenses to average net assets	.93[c]	.92	.93	.93	.95	1.02
Ratio of net investment income to average net assets	.38[c]	.20	.72	.88	.95	.74
Portfolio Turnover Rate	20.28[b]	13.23	24.81	25.43	51.68	119.51
Net Assets, end of period ($ x 1,000)	25,054	30,211	18,139	12,964	9,410	10,274

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-end management investment company. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek long-term capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management Limited (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue 150 million shares of $.001 par value Common Stock in each of the following classes of shares: Initial and Service. Initial shares are subject to a Shareholder Services Plan fee and Service shares are subject to a Distribution Plan fee. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, Shareholder Services Plan and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of June 30, 2022 in valuing the fund’s investments:

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	265,664,313	-	-	265,664,313
Investment Companies	3,967,117	-	-	3,967,117

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2022, the fund did not incur any interest or penalties.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Each tax year in the three-year period ended December 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2021 was as follows: ordinary income $5,202,309 and long-term capital gains $4,523,291. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2022, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to the management agreement with the Adviser, the management fee is computed at an annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from January 1, 2022 through April 29, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commission, commitment fees on borrowings and extraordinary expenses) exceed .70% of the value of the fund’s average daily net assets. On or after April 29, 2023, the Adviser may terminate this expense limitation agreement at any time. During the period ended June 30, 2022, there was no expense reimbursement pursuant to the undertaking.

Pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-adviser responsible for the day-to-day management of the fund’s portfolio. The Adviser pays the Sub-Adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-advisory agreements with one or more sub-advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-advisory fee paid by the Adviser to any unaffiliated sub-adviser in the aggregate with other unaffiliated sub-advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-advisory fee payable by the Adviser separately to a sub-adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the Board.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2022, Service shares were charged $33,406 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Initial shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of its average daily net assets for certain allocated expenses with respect to servicing and/or maintaining Initial shares’ shareholder accounts. During the period ended June 30, 2022, Initial shares were charged $2,170 pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2022, the fund was charged $999 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates the Custodian under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2022, the fund was charged $3,843 pursuant to the custody agreement.

During the period ended June 30, 2022, the fund was charged $11,497 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $136,032, Distribution Plan fees of $5,177, Shareholder Service Plan fees of $1,640, Custodian fees of $2,727, Chief Compliance Officer fees of $6,243 and Transfer Agent fees of $398.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities during the period ended June 30, 2022, amounted to $62,540,326 and $71,710,905, respectively.

At June 30, 2022, accumulated net unrealized appreciation on investments was $65,258,361, consisting of $79,439,743 gross unrealized appreciation and $14,181,382 gross unrealized depreciation.

At June 30, 2022, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2021 to December 31, 2021, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

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For More Information

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Newton Investment Management Limited
160 Queen Victoria Street
London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

Printed on recycled paper. 50% post-consumer. Process chlorine free. Vegetable-based ink.
© 2022 BNY Mellon Securities Corporation 0111SA0622

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.

By: /s/ David J. DiPetrillo

        David J. DiPetrillo

        President (Principal Executive Officer)

Date: August 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

        David J. DiPetrillo

        President (Principal Executive Officer)

Date: August 8, 2022

By: /s/ James Windels

        James Windels

       Treasurer (Principal Financial Officer)

Date: August 8, 2022

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)